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NUMBER		SHARES
***0***		_______

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
MADISON GROUP V, INC.
AUTHORIZED CAPITAL STOCK 50,000,000 COMMON SHARES WITH A PAR VALUE OF $0.00001 PER SHARE

This Certifies that _____________________________________________________is the
owner of _______________________________________________________________
fully paid and non-assessable shares of the Capital Stock of the above named
Corporation transferable only on the books of the corporation by the holder hereof in per-
son or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this _____________day of ____________ A. D. ____________

                ___________________________________                 ___________________________________
                                                            PRESIDENT                                                                 SECRETARY

[SEAL]

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For value received _______________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
____________________________________________________________________________________________
____________________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)
____________________________________________________________________________________________
____________________________________________________________________________________________
______________________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint
____________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________________________

In presence of

______________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.